SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 21, 2005


                           DRAGON GOLD RESOURCES, INC.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    000-50541
                           ---------------------------
                            (Commission file number)

                          Nevada                              88-0507007
 ----------------------------------------              ----------------------
(State or other jurisdiction of incorporation)         (I.R.S. Employer
                                                       Identification Number)


                       338 Euston Road, London NW1 3BT, UK
                   -----------------------------------------
               (Address of principal executive offices) (Zip code)


                              +44 (0) 207 416 4920
                   -----------------------------------------
              (Registrant's telephone number, including area code)

                -------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 1.01 Entry into a Material Definitive Agreement

On September 21, 2005, the Company entered into a cooperative agreement on exploration and development of the Xijishui Gold Property and its surrounding area, Jingyuan County, Gansu Province, China.

Under the agreement, the Company and Yinchuan Gaoxin District Shijin Mining Ltd (Yinchuan Mining), Ningxia, China agreed to form a Sino-Foreign cooperative joint venture company to explore and develop the Xijishui Gold Property and its surrounding area. This Agreement contains only the principal terms of the final joint venture contract expected to be signed within three months of signing this Agreement.

According to the terms of this Agreement, the Company will be required to contribute $150,000 to Yinchuan Mining over a period of 1 year after the mineral exploration rights have been transferred into the the JV Company. In addition, during the exploration stage, which is expected to last 2 years, the Company will have the right to earn an interest of 80% in the JV Company by spending $1,200,000 in exploration activities. The Company could earn up to 95% interest in the JV Company by further investment in exploration and development activities, and by paying upto $300,000 to Yinchuan Mining. The term of the cooperation agreement is 30 years.

Item 9.01. Financial Statements and Exhibits

         (c) Exhibits

10.1 COOPERATIVE AGREEMENT ON EXPLORATION AND DEVELOPMENT OF THEXIJISHUI GOLD PROPERTY AND ITS SURROUNDING AREA, JINGYUAN COUNTY, GANSU PROVINCE, CHINA



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DRAGON GOLD RESOURCES, INC.


September 26, 2005                /s/ Johannes Petersen
                                  President and Chief Executive Officer

Exhibit 10.01 COOPERATIVE AGREEMENT ON EXPLORATION AND DEVELOPMENT OF THE XIJISHUI GOLD PROPERTY AND ITS SURROUNDING AREA, JINGYUAN COUNTY, GANSU PROVINCE, CHINA


COOPERATIVE AGREEMENT ON EXPLORATION AND DEVELOPMENT OF THE XIJISHUI GOLD PROPERTY AND ITS SURROUNDING AREA, JINGYUAN COUNTY, GANSU PROVINCE, CHINA

Party A:  Yinchuan Gaoxin District Shijin Mining Ltd., Ningxia, China

Party B:  Dragon Gold Resources Inc., United Kingdom

--------------------------------------------------------------------------------

Through friendly negotiation both parties agree on the following principal terms regarding exploration and development of the Xijishui Gold Property and Its Surrounding Area, and its associated minerals, in Jingyuan County, Gansu Province (herein referred as "the Cooperative Area", see attached "Appendix A" which shows the mineral right block owned by Party A or to be applied for ):

1. Parties A and B will form a Sino-Foreign cooperative joint venture company ("the JV Company"), which will carry out exploration and development within the Cooperative Area in Jingyuan County of Gansu Province. Upon the JV Company discovering and approving commercially viable deposit(s), the JV Company will proceed to develop the deposits.

2.         The investment of the JV Company will be carried out in two Stages.
           The First Stage will be the Exploration Stage. Subject to the exploration results of the First Stage, the Second Stage will be the Entering Development Stage.

3. The registered capital for the JV Company in the First Stage shall be One and Half Million US Dollars (US$1,500,000).

4.         The Parties' cooperative condition and interests are as follows:

(1) During the First Stage of the JV Company, Party A will use its mineral exploration right and exploration findings (valued at US$30,000) as its contribution to the joint-venture; Party B will contribute in cash to the joint-venture;

(2) Once Party B has contributed US$1,200,000 during the Exploration Stage, the interest ratio of the Parties in the JV Company will be 20% for Party A; and 80% for Party B. The two Parties shall share risks and profits of the JV Company based on their interest ratios, respectively. The First Phase of the Exploration Stage will be two years. The investment in further exploration activities before entering the Second Phase of the Exploration Stage or before entering the Development Stage will be subject to the results of the First Phase.

(3) From the One Million and Three Hundred Fifty Thousand US Dollars (US$1,350,000) to be invested by Party B in the First Phase of the Exploration Stage, One Hundred and Fifty Thousand US Dollars (US$150,000) will be paid in cash to Party A as a compensation, in accordance with the payment schedule defined below:

           ----------------------------------------------------------------- ----------------------------------
                                Cash Payment Schedule                             Amount of Payment (US$)
           ----------------------------------------------------------------- ----------------------------------

           Within 10 days after signing of this agreement                                           40,000
           ----------------------------------------------------------------- ----------------------------------
            Within 1 month after the mineral exploration right transferred                          40,000
           into the JV Company
           ----------------------------------------------------------------- ----------------------------------
           Within 1 year after the mineral exploration right transferred                            70,000
           into the JV Company
           ----------------------------------------------------------------- ----------------------------------
                                                                Total (US$)                        150,000
           ----------------------------------------------------------------- ----------------------------------

(4) After completion of the First Phase of Exploration Stage, if exploration and development requires additional investment, then Parties shall make cash contribution based on 20% (Party A) and 80% (Party B) interest ratio. If one party fails to or is not willing to invest, then it may elect to have its interest in the JV Company treated in one of the following ways:
     (A) to be diluted by other party's additional capital contribution; however, Party A's interest shall not be diluted to less than 5% and Party B shall pay Party A cash US$100,000 as compensation for each 5% reduction of Party A's interest in the JV Company; (B) to sell or transfer or dispose all or any portion of its interest in the JV Company; or (C) if one party elects to sell or transfer a portion of its interest and after that party has complete such sale or transfer, if that party fails to or is not willing to make contribution based on its then interest in the JV Company, then its interest in the JV Company will be diluted by the other parties' contributions and that party shall lose its right to maintain a minimum interest in the JV Company.

(5) Within one year after signing of this agreement, when Party B has contributed its first US$200,000, Party B has the right to elect not to make further contribution in which case Party B shall transfer all its interest in the JV Company to Party A at no cost. If Party A causes the termination of this Agreement or Cooperation, all the cash payment that Party B paid Party A as compensation should be fully returned to Party B.

5. (1) In order for cooperative exploration activities to commence in a timely manner, within One and Half Month of signing this letter agreement, Party B shall wire US$50,000 to an account under Party A's name that is jointly supervised by the two Parties. The fund will be used to perform an initial geological evaluation program on the Cooperative Area. The usage and management of this fund should be decided by the Joint Venture Management Committee with signatures of Representatives from Both parties. This contribution shall be accounted for as part of the Party B's contribution to the JV Company.

     (2) The Parties will form a Joint Venture Management Committee to manage the current program and meanwhile will carry out the preparation work for the establishment of the Sino-Foreign cooperative joint venture company. Once the JV Company is established, the JV Company's Board of Directors will replace the Joint Venture Management Committee.

6. Obligations of the Parties:

     6.1 For future exploration work carried out in the Cooperative Area, Party A will have a priority to be contracted for the geological exploration work, however, Party A must be able to perform the work competitively and according to the requirements set out by Joint Venture Management Committee (or the Board of Directors).

6.2 After signing this agreement, Party A shall provide all necessary geological information to Party B so that Party B can organize experts to evaluate the projects. Party B shall keep confidential all received geological information and shall be fully responsible for the damage caused by leaking of the information.

6.3 After establishment of the JV Company, Party A shall actively assist the JV Company to apply for the Exploration Right of the area surrounding the Xijishui Gold Property. The associated reasonable expenditures incurred for the Mineral Right application shall be compensated by the JV Company. The range of the Exploration Right to be applied for is listed in Appendix B and C (104(0)23'00" to 104(0)37'00" E; 36(0)52'00" to 36(0)59'30" N. For details see the
           Appendices).

7. Joint Venture Management Committee (Board of Directors)

     7.1 The Joint Venture Management Committee will have 5 members, three appointed by Party B and two appointed by Party A. The Chairman is appointed by Party B and Vice Chairman by Party A. The Board of Directors will have 5 Directors, three appointed by Party B and two appointed by Party A. The Chairman is appointed by Party B and Vice Chairman by Party A.

     7.2 The General Manager nominated by Party B and Deputy-General Manager nominated by Party A, will be appointed by the Joint Venture Management Committee (or the Board of Directors) and will be responsible for the daily operation of the JV Company.

8.       Right of First Refusal

     Should either Party (a "Vending Party") elect to sell, transfer, or otherwise dispose of all or any portion of its interest in the JV Company, it must first offer such interest (the "Offered Interest") to the other Party ("Other Party"). The Other Party must reply to the Vending Party within 30 days after receipt of the offer. If the Other Party does not intend to increase its interest in the JV Company, the Vending Party may transfer its Offered Interest within 90 days to a third party but the terms and conditions shall not be more favorable than the offer to the Other Party. Should the Vending Party be unable to transfer its Offered Interest in the JV Company within 90 days or alters terms and conditions of transferring, the Vending Party must again comply with the above provision and offer it again to the Other Party.

9.   The term of the cooperation is 30 years.

10. This agreement becomes into effective when it is signed by both Parties. When any parties do not comply with the articles in this agreement, the other Party can think this agreement become ineffective autonomously.

11.  Final Contract

     The Parties acknowledge that this agreement contains only the principal terms of the final contract. Other matters and issues shall be determined in the final contract. The final joint venture contract shall be signed within three months of signing this agreement. During this period, the Party A shall not contact and/or deal with any third party on any forms of cooperation regarding the Cooperative Area. This Agreement has total four copies and is written in both Chinese and English, and signing parties shall each keep two copies. Both Chinese and English copies shall be equally effective.



Party A:                                        Party B
Yinchuan Gaoxin District Shijin                 Dragon Gold Resources Inc.
Mining Ltd.

Address:                                        Address:
P.O. 061, Yingchuan City,                       338 Euston Road, Suite 323,
Ningxia Hui Autonomous Region                   London, United Kingdom
China

Representative:                                 Representative:



GUO SHUSHENG                                  XIAOJUN CUI
------------                                  -----------

Date:    September 21, 2005             Date:  September 21, 2005
Contact Phone: 086-(0)951-2088224       Contact Phone: 001-604-657-9884 (Canada)
Contact Person: SHUSHENG GUO            086-1369579840 (Beijing)
Fax: 086-(0)951-2080679                 Contact Person: XIAOJUN CUI
Fax:     001-604-357-1549

                                   APPENDIX A

                        DESCRIPTION OF COOPERATIVE AREAS



------- -------------------------------------------------------------------
        Details of Cooperative Areas

------- ------------------------------------------------------------------------
1.      Name of Cooperative Area: Xijishui Gold Property
        Location of Cooperative Area: Jinyuan County, Xijishui region, Gansu Province
        Coordinates: See the attachment B
        Exploration License Number: 6200000530263
        Renewal Date of License: 06/24/2005 to 06/24/2006
        Area of Property: 19.22 km(2)

------- ------------------------------------------------------------------------
2. Name of Cooperative Area: Surrounding Area of the Xijishui Gold Property (To be applied for)
        Location of Cooperative Area: Same as above
        Coordinates: See the attachment B
        Exploration License Number: To be applied for
        Renewal Date of License: 06/2006
        Area of Property:  100 km(2)

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

                                   APPENDIX B

            EXPLORATION LICENSES AND AREA MAPS FOR COOPERATIVE AREAS